SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): August 11, 2003



				PocketSpec Technologies Inc.
                           ------------------
      	(Exact name of registrant as specified in its charter)



               Colorado			0-28789	  		84-1461919
          ---------------     -----------------------  	----------------
(State or  other  jurisdiction     (Commission      (IRS Employer
of incorporation)                  File Number)      Identification No.)




               3225 East 2nd Avenue, Denver CO    			80206
               --------------------------------------- 		---------
 		(Address of principal executive offices)              (Zip Code)





Registrant's telephone number, including area code: (303) 393-8060




















						FORM 8-K
					    CURRENT REPORT
				Pursuant to Section 13 or 15(d)
				of the Securities Act of 1934

Item 1.Changes in Control of Registrant.
Not Applicable

Item 2.Acquisition or Disposition of Assets.
Not Applicable

Item 3.Bankruptcy or Receivership.
Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.
Not Applicable

Item 5.Other Events
On August 5, 2003, the Registrant entered into a License and Marketing Agreement with Interactive Designs, Inc., a Georgia corporation. The Registrant has granted an exclusive license to Interactive Designs, Inc. to develop, market, and otherwise distribute the Registrant's Bronze Check and Solar Meter Tower Systems. The initial term of the license expires December 31, 2004. The license is subject to defined payments but otherwise may be extended by Interactive Designs, Inc., at its sole discretion, through December 31, 2005 and for additional one year increments thereafter.

Item 6.Resignation of Registrant's Directors.
Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
10.19 Interactive Designs, Inc. License and Marketing Agreement

Item 8. Change in Fiscal Year.
Not Applicable

Item 9. Regulation FD Disclosure.
Not Applicable




















					   SIGNATURES

	Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 11, 2003              			PocketSpec Technologies Inc.


                                        		By: /s/ Janet Brophy
                                           	(President)





















Exhibit 10.19


LICENSE AND MARKETING AGREEMENT

This License and Marketing Agreement is made and entered into between PocketSpec Technologies Inc., a Colorado Corporation and Interactive Designs, Inc., a Georgia Corporation.

I. DEFINITIONS

"Agreement" shall refer to this License and Marketing
Agreement.

"Approved Branding Element" shall refer to the various Marks of PocketSpec which PocketSpec has identified as suitable for branding purposes in relation to the systems to be marketed by IDI hereunder. The Approved Branding Elements include but are not limited to the following: BronzCheckr; TanToneT; PocketSpecr; BronzCheckr System; cCopyright PocketSpec Technologies Inc.; c Copyright PocketSpecr.

"BronzCheck" shall refer to the instrument of the same name that digitally computes the color of skin as a number on PocketSpec's TanToneT scale. PocketSpec is the designer, manufacturer, marketer, distributor, and licensor of BronzCheck. When used in combination with PocketSpec software, BronzCheck can be operated and run via USB technology as a Stand-Alone Application on any Windows-based PC. The potential uses of BronzCheck and/or the BronzCheck System include use at tanning salons: to prove the efficacy of lotions, the effectiveness of sunless systems, the general tanning progress of clients, and other such uses.

"BronzCheck Software" shall refer to all proprietary
PocketSpec software associated with or otherwise comprising a part of the Stand-Alone BronzCheck System.

"BronzCheck System" shall refer individually and collectively to all aspects of BronzCheck and BronzCheck Software, including (without limitation) the source code, program architecture, BronzCheck System documentation (including any "users' manuals" or the like), derivative works, and Upgrades or Maintenance Releases prepared or offered by PocketSpec. The term does not include Third-Party Software.

"Confidential Information" shall refer to information, other than Trade Secrets, that is of value to, and is treated as confidential by, a party.

"Competing System" shall refer to any point-of-sale application, customer management application, or other such application, software, or system that is either offered by a direct competitor of IDI or that competes or tends to compete in any manner in the salon market (tanning or otherwise) with IDI's SalonTouch system, SunTouch Plus system, and/or any similar salon-related systems released by IDI subsequent to the execution of this Agreement. These competitors/competing systems include, but are not limited to, Helios, Solar Track, Salon Expert, Breeze, and SunEase.

"Convention" shall refer to the Nashville ITA 2003
Convention.

"Discloser" shall refer to a party disclosing its own
Proprietary Information.

"IDI" shall refer to Interactive Designs, Inc., a party to this Agreement.

"IDI Software" shall refer individually and collectively to SalonTouch, SunTouch Plus, and/or any similar salon-related systems released by IDI subsequent to the execution of this Agreement.

"Integrated Peripheral System" when used in reference to SalonTouch and/or SunTouch Plus (collectively referred to for the purpose of this paragraph as the "Base Systems") shall refer to additional hardware and functionality integrated into the Base System as a Base System module, a Base System plug-in, or the like in such manner that the additional hardware/functionality may be operated, controlled, and/or otherwise used from within, and as a part of, the Base System. By way of example, Integrated Peripheral Systems currently offered by IDI include, but are not limited to, finger print identification systems, and cash drawer systems. The Integrated Peripheral System software (i.e., computer code) is included in all Base Systems distributed by IDI, but is inoperable until and unless the purchaser obtains (i.e., purchases) the required hardware and the pertinent activation code.

"Invention" shall refer individually to any idea, invention, discovery, improvement, innovation, design, process, method, formula, technique, machine, article of manufacture, composition of matter, algorithm or computer program, as well as improvements to any of the afore-listed categories of items.

"Maintenance Releases" shall mean any release of the Application designated by a change in one or more numbers to the right of the second decimal point in the Version number.
The term includes patches, maintenance upgrades, and bug fixes.

"Marks" shall refer collectedly to service marks, trademarks, and trade names.

"PocketSpec" shall refer to PocketSpec Technologies Inc., a party to this Agreement.

"Proprietary Information" shall refer to Trade Secrets and Confidential Information.

"Prospect" refers to a bona-fide prospective purchaser from IDI of SalonTouch and/or SunTouch Plus.

"Recipient" shall refer to a party receiving the other's
Proprietary Information.

"SolarMeter Tower" shall refer to that light metering instrument of the same name, in relation to which IDI has reviewed the PocketSpec license and is familiar with the terms thereof.

"SolarMeter Tower Software" shall refer to all proprietary
PocketSpec software associated with or otherwise comprising a part of the Stand-Alone SolarMeter Tower System.

"SolarMeter Tower System" shall refer individually and collectively to all aspects of the SolarMeter Tower and the SolarMeter Tower Software, including (without limitation) the source code, program architecture, SolarMeter Tower System documentation (including any "users' manuals" or the like), derivative works, and Upgrades or Maintenance Releases prepared or offered by PocketSpec. The term does not include Third-Party Software.

"Stand-Alone" shall refer to computer software, computer programs, or the like that function only in the master operating system environment (whether Mac, Windows, Linux, or otherwise) independent of all non-operating system software (i.e., the software/program is not a module, plug-in, shared "dll" file, etc.).

"SalonTouch" shall refer individually and collectively to all aspects of the software/hardware system of that same name designed, developed, manufactured, marketed, distributed, and licensed by IDI. The term shall include, without limitation, the source code, program architecture, system documentation (including any "users' manuals" or the like), derivative works, and Upgrades or Maintenance Releases prepared or offered by IDI. The term does not include Third-Party Software. SalonTouch is a centralized, point-of-sale salon management application for beauty salons, nail salons, day spas, tanning salons, and other such retail establishments. SalonTouch offers a suite of functions, including but not limited to equipment control, POS interaction and functionality, appointment booking, customer database maintenance, and the like.

"SunTouch Plus" shall refer individually and collectively to all aspects of the software/hardware system of that same name designed, developed, manufactured, marketed, distributed, and licensed by IDI. The term shall include, without limitation, the source code, program architecture, system documentation (including any "users' manuals" or the like), derivative works, and Upgrades or Maintenance Releases prepared or offered by IDI. The term does not include Third-Party Software. SunTouch Plus is a centralized, point-of-sale salon management application for tanning salons. SunTouch Plus offers a suite of functions, including but not limited to equipment control, POS interaction and functionality, appointment booking, customer database maintenance, and the like.

"Third-Party Software" shall refer to any software other than the proprietary software of IDI and/or PocketSpec, including software owned or distributed by any third-party.

"Trade Secrets" shall refer to information, without regard to form, including but not limited to technical or non technical data, compilations, programs, techniques, processes, financial data, and compilations of actual or potential customers or suppliers, which: (i) derives its economic value, actual or potential, for either party from not being generally known to, and not being readily ascertainable by proper means by, other persons who could obtain economic value from its disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Trade Secrets shall include, without limitation, all non-public portions of the Application

"Upgrade" shall mean any release of the Application designated by a change in the whole number to the left of the decimal point in the Version number. The term includes upgrades and other releases that add new features, functionality, or other such enhancements or improvements.

II. LICENSE AND DEVELOPMENT TERMS

A.  BronzCheck System.

      1. The License; IDI's System Development. PocketSpec grants to IDI a perpetual license, which license shall be exclusive during the term of this Agreement, to develop, market, and otherwise distribute a BronzCheck Integrated Peripheral System. During the term of this Agreement, neither PocketSpec nor any third-party shall be allowed to develop or distribute any BronzCheck System or BronzCheck Software that is not Stand-Alone, except for permitted distributions of the BronzCheck Integrated Peripheral System developed by IDI hereunder. To facilitate IDI's development of the BronzCheck Integrated Peripheral System, PocketSpec shall provide to IDI all elements of the BronzCheck System, including the source code therefore and/or usable OCX data. During IDI's development of the BronzCheck Integrated Peripheral System contemplated by this paragraph, PocketSpec shall provide reasonable assistance, including the availability of its software engineers on an as-needed basis to answer questions and other address issues that arise during IDI's development. IDI shall endeavor to complete the BronzCheck Integrated Peripheral Systems for both SalonTouch and SunTouch Plus prior to the Convention to allow the display and marketing of those Integrated Peripheral Systems by IDI and/or PocketSpec at the Convention.

      2. Use Of BronzCheck System In IDI Software. During the term of this Agreement, after completion of the BronzCheck Integrated Peripheral Systems by IDI, IDI shall include the respective BronzCheck Integrated Peripheral Systems on a going-forward basis in its SalonTouch and SunTouch Plus Systems. As used in this paragraph, "include" refers to the embedding of the appropriate code in the Base System such that IDI's customer has the option of purchasing the BronzCheck Integrated Peripheral System as a separately priced upgrade (i.e., "include" does not mean that the Base System's base functionality include Integrated Peripheral System functionality). After the expiration of this Agreement, IDI may, at its option and for so long as it so desires, continue to include the respective BronzCheck Integrated Peripheral Systems in its SalonTouch and SunTouch Plus Systems (i.e., although the exclusivity and pricing guaranteed by this Agreement shall expire, IDI's license to market, distribute, include and otherwise use the BronzCheck System as an integrated element of its SalonTouch and SunTouch Plus systems shall continue on a perpetual basis).

      3. Marketing Of The BronzCheck Integrated Peripheral System. PocketSpec and IDI shall cooperate and negotiate in good faith to develop and carry out a joint marketing plan for the BronzCheck Integrated Peripheral System at the Convention. The required good faith negotiations shall include, but not be limited to, an agreement between PocketSpec and IDI as to the manner in which any required expenses shall be borne in relation to this Convention-related marketing. Likewise, PocketSpec and IDI shall cooperate and negotiate in good faith to develop and carry out a joint marketing plan in relation to all existing customers of IDI (i.e., all prior purchasers of SalonTouch and/or SunTouch Plus). Finally, during the term of this Agreement, IDI shall include, in all advertisements and other marketing media in which other SalonTouch-related and/or SunTouch Plus-related peripheral functionality is promoted or otherwise described (including the IDI web site), reference to the BronzCheck Integrated Peripheral System.

      4. Customer Support By PocketSpec. PocketSpec shall provide customer support via e-mail and telephone to all IDI customers who have purchased a BronzCheck Integrated Peripheral System. PocketSpec will use reasonable best efforts to respond to all customer inquires in "real time" during normal business hours (9:00 a.m. to 5:00 p.m. Mountain
Time) and under no circumstances shall take more than one (1) business day for its initial response. PocketSpec shall work with each inquiring customer to identify the customer's problem and shall use commercially reasonable efforts to provide a workable solution, either by direct resolution or workaround. To minimize customer issues with the BronzCheck Integrated Peripheral System, IDI shall inform its customers (via the IDI/customer agreement or by other means) that the warranties and customer support obligations set forth herein shall apply if and only if the customer operates the system in compliance with the specifications provided by IDI, which specifications shall include but not be limited to the use of a dedicated USB port or a suitable powered hub.

      5. Warranties And Product Replacement. PocketSpec shall, at its sole cost including shipping, replace any BronzCheck hardware or device that fails for any reason whatsoever to function properly within ninety (90) days from its actual receipt by IDI's customer. After the expiration of that ninety (90) day period, in relation to any non-functioning or malfunctioning BronzCheck hardware or device, PocketSpec shall: (1) provide appropriate replacement parts at PocketSpec's cost to effect the required repair, and (2) if said repair is impracticable, impossible, or would cost the customer an amount in excess of $300, replace the malfunctioning device/hardware for $300 (including shipping). Except for any exterior housing components provided by PocketSpec under this paragraph, PocketSpec may provide or use reconditioned or used parts in satisfying its replacement/repair obligations under this paragraph.

      6. Product Pricing. During the term of this Agreement, the retail price (i.e., the cost to IDI's customers) for the BronzCheck Integrated Peripheral System shall be $899.00 plus applicable tax. During that same period, the wholesale price (i.e., the price paid by IDI to PocketSpec) for the BronzCheck Integrated Peripheral System shall be $604.00. As used in this paragraph, the purchase of a BronzCheck Integrated Peripheral System entitles the purchaser to the following items: the appropriate USB board, a 10 or 12 foot USB cable, the BronzCheck device, a device battery, and the required activation code. During the term of this Agreement, in relation to any accessories to any BronzCheck-related accessories offered by PocketSpec (e.g., rubber cups, additional batteries, calibration caps, etc.), IDI's cost for said accessories shall be sixty-seven percent (67%) of the retail price of the accessory, as listed at PocketSpec's web site (currently www.bronzcheck.com and www.tantone.net). During the term of this Agreement, the pricing structure may be changed only by the mutual consent of both IDI and PocketSpec. Upon expiration of this Agreement, to the extent that IDI continues to sell BronzCheck Integrated Peripheral Systems, IDI and PocketSpec shall, from time to time, negotiate in good faith to determine the applicable price structure.

      7. Order And Shipping Logistics. IDI's sale and provision to its customers of BronzCheck Integrated Peripheral Systems shall be effected as follows: Upon the purchase by an IDI customer of a BronzCheck Integrated Peripheral Systems (including any selected accessories), IDI shall notify PocketSpec of said purchase, including identification of the specific items purchased and the customer name and shipping address. PocketSpec shall, at its sole expense, cause the purchased items to be shipped to the IDI customer such that delivery to the customer is scheduled to occur not more than three (3) business days after the date of initial notification from IDI. PocketSpec may instead, at its option and cost, allow IDI to maintain a consignment inventory of BronzCheck devices and accessories, which devices and accessories may then be shipped by IDI at IDI's expense to its purchasing customers. PocketSpec shall invoice IDI on a monthly basis for all amounts due and owing from IDI in relation to PocketSpec's drop shipment of devices/accessories. IDI's payment to PocketSpec for drop-shipped items shall become due with thirty (30) days of its receipt of each monthly invoice. Payment for IDI's shipment of consigned items shall become due immediately upon IDI's receipt of its customer's payments for said devices. IDI may make payment to PocketSpec by check, money order, wire transfer, Visa, Mastercard, American Express, or Discover.
No mark-up or additional amount shall be due in relation to credit card payment by IDI.

      8. Exclusive Nature Of License; Noncompetition. For so long as this Agreement is in effect (i.e., during the Initial Term of this Agreement, during any Initial Extension, and during any Subsequent Extensions), PocketSpec shall not develop, attempt to develop, market, sell, distribute, or otherwise offer in any manner whatsoever any Competing System. Moreover, for so long as this Agreement is in effect, PocketSpec shall not license or otherwise permit any third-party to use, incorporate, or otherwise integrate in any manner the BronzCheck System into any Competing System. Notwithstanding this prohibition against competition, PocketSpec may continue to market and distribute its Stand-Alone BronzCheck System, provided that said system operates only as a discrete application under a Windows-based or emulated Windows-based operating system (i.e., is truly Stand-Alone).

      9. Value-Added Resellers. The parties anticipate that Magic Tan and/or Mystic Tan may serve as value-added resellers (collectively, the "VARs") of the Stand-Alone BronzCheck System and/or the BronzCheck Integrated Peripheral System. The VARs shall be entitled to purchase the Systems at a reduced price. Specifically, and among other VAR-related terms to which the parties may agree, the VAR shall be allowed to activate the BronzCheck Integrated Peripheral System in any IDI Software owned by a Magic Tan or Mystic Tan Licensee for a sum not to exceed $100, which payment shall be made or inure to the ultimate benefit of IDI. All expenses and costs associated with said activation, other than the actual provision of the activation code by IDI, shall be borne by PocketSpec. The VAR shall also be allowed to purchase Stand-Alone BronzCheck Systems from PocketSpec at a reduced price (presumably $699). In relation to such sales to these VARs only, IDI agrees to accept thirty-three percent (33%) of the PocketSpec sales price to the VAR in lieu of the otherwise applicable payment. PocketSpec's payments under this paragraph shall be due and payable upon consummation of the sales agreement with the VAR. PocketSpec expressly agrees that no third-party party other than these two VARs shall be allowed to purchase the Stand-Alone BronzCheck System and/or the BronzCheck Integrated Peripheral System at an amount less than the then-prevailing retail price.

      10.  Branding Of BronzCheck Integrated Peripheral
System.

            a. PocketSpec Marks. IDI shall incorporate an Approved Branding Element in the welcome or home screen for the BronzCheck Integrated Peripheral System.

            b.  IDI Private Branding Of System Elements.
PocketSpec shall allow and facilitate the private branding by IDI of BronzCheck System hardware/devices sold by IDI as a part of IDI's BronzCheck Integrated Peripheral System. The private branding designated by IDI must physically fit on the device, must also include an Approved Branding Element, and must take the form of Gold printing on the device housing, which is black. The cost of branding shall be borne as follows: IDI shall pay the initial $500 of branding costs, and PocketSpec shall pay all remaining branding costs incurred in relation to this Agreement.

B. SolarMeter Tower System. In addition to rights granted by PocketSpec in Section II.A immediately above regarding the BronzCheck Integrated Peripheral System, PocketSpec also grants identical rights to IDI in relation to PocketSpec's SolarMeter Tower System. The provisions of Section II.A are hereby incorporated by reference as if fully restated in this
Section II.B, with the following modifications:

      1.  Change In Referenced Product.  All references to
"BronzCheck" shall be replaced by "SolarMeter Tower."

      2. Change In Replacement Price. The $300.00 replacement price specified in Paragraph 5 shall be changed to $400.00.

      3. Change In Product Price. In relation to Paragraph 6, the total retail price of the SolarMeter Tower System shall be $1,198.00. The retail price of the SolarMeter Tower (i.e., the meter only) shall be $599.00. IDI's price for each SolarMeter Tower purchased pursuant to this Agreement from PocketSpec shall be $399.00.

      4.  Change In Non-Competition And Exclusivity
Provisions. Paragraph 8 shall be replaced by the following paragraph:

8.  Exclusive Nature Of License;
Noncompetition. For so long as this Agreement is in effect (i.e., during the Initial Term of this Agreement, during any Initial Extension, and during any Subsequent Extensions),
PocketSpec shall not develop, attempt to develop, market, sell, distribute, or otherwise offer in any manner whatsoever any Competing
System.  Moreover, for so long as this
Agreement is in effect, PocketSpec shall not license or otherwise permit any third-party to use, incorporate, or otherwise integrate in any manner the SolarMeter Tower System into any Competing System. However, if IDI fails, for reasons not primarily attributable to
PocketSpec, to substantially complete the
SolarTech Tower Integrated Peripheral System by the latter of: (a) three (3) months after PocketSpec's provision of the complete
SolarTech Tower System to IDI, or (b) February
1, 2004, then the non-competition and
exclusivity guarantees of the two immediately preceding sentences shall immediately expire.

      5. Non-Incorporated Section. Paragraph II.A.9 is not incorporated in this Section II.B and expressly does not apply to any SolarMeter Tower System. PocketSpec does agree, however, that it will not offer any SolarMeter Tower System for sale to any third-party for an amount less than the then-prevailing retail price.

      6. Change In Branding Price. The $500.00 figure specified in Paragraph 10 representing IDI's branding-relating costs shall be changed to $1,000.00.

C. Development Of Code For Stand-Alone System. At no additional cost to PocketSpec, IDI shall revise and rewrite the BronzCheck Stand-Alone System software, which rewrite/revisions PocketSpec may then enjoy and use as is specified elsewhere in this Agreement. PocketSpec agrees and acknowledges that the retail price for the revised Stand-Alone System shall be and remain $899.00, unless otherwise agreed by the parties in writing. IDI's per-system price for the Stand-Alone Systems it purchases from PocketSpec (which systems it may then resell to its customers) shall be the "wholesale price," which shall equal $604.00 or, if the retail price is changed by mutual agreement, sixty-seven percent (67%) of the retail price. Moreover, in relation to each sale of a revised Stand-Alone System by PocketSpec, PocketSpec shall pay to IDI the difference between the then-prevailing retail and wholesale prices for the Stand-Alone System.

D.  Lead Referral By PocketSpec.

      1. Appointment Of PocketSpec and Limitation Of Authority. IDI hereby appoints and authorizes PocketSpec as a non-exclusive source for identifying Prospects to IDI and for assisting in sales-related efforts to those Prospects. PocketSpec's authority as a lead referral source is limited to the rights and duties expressly set forth herein. PocketSpec shall have no authority to make, offer, enter into, or accept any contract with Prospects on behalf of IDI. PocketSpec shall have no authority to make any oral or written representation or warranty with respect to the Products other than as is expressly set forth in the IDI Software-related literature provided by IDI for the express purpose of public dissemination and other such sales use, or as is otherwise expressly approved by IDI in writing. PocketSpec is acting solely as an independent contractor in relation to the lead referral provisions of this Agreement. PocketSpec shall have no legal, equitable, or other such interest in or claim to any resulting Sales Contract, including the Products provided thereunder and/or the proceeds therefrom.

      2. PocketSpec's Obligations And The Referral Process. PocketSpec shall, from time to time and at PocketSpec's sole discretion, investigate and research the location and identity of Prospects and endeavor to facilitate Products-related communications between IDI and Prospect. PocketSpec may also, in appropriate circumstances and pursuant to IDI's express directions and instructions, engage in preliminary or ongoing Product-related communications with Prospect. Moreover, PocketSpec shall familiarize itself with the characteristics, price, performance and availability of the Products. PocketSpec shall bear all transportation, lodging, and other such incidental expenses incurred in participating in or attending such sessions.

            a. Manner Of Performance. In connection with the performance of his obligations under this Agreement, PocketSpec shall: (a) act at all times in a prompt, reliable, professional manner that reflects favorably upon IDI and the products and services that its offers; (b) act at all times in accordance with IDI's business strategy and directives; and (c) not engage in deceptive, fraudulent, illegal or unethical business practices, whether with respect to this Agreement, the Products or otherwise.

            b. Responsibility For Costs. PocketSpec shall bear all costs and expenses incurred in connection with his activity hereunder. No compensation or other payments shall be due from IDI hereunder, other than the below-defined Fee.

             c. Referral Process. In relation to Prospects that PocketSpec wishes to identify to IDI, PocketSpec shall submit a completed Prospect Identification Form for each Prospect. The Prospect shall be deemed to have been approved by IDI unless IDI, within fourteen (14) days from its receipt of the Prospect Identification Form, disapproves the Prospect by giving notice to PocketSpec of: (1) the occurrence of previous communications between IDI and Prospect; (2) the prior submission of Prospect to IDI by a referral source other than PocketSpec; (3) a determination by IDI that the proposed prospect is a not a bona-fide Prospect; and/or (4) errors or omissions in the Prospect Identification Form. If IDI accepts a Prospect Identification Form, PocketSpec shall provide assistance, at IDI's discretion and direction, in relation to Prospect-related sales efforts.
The assistance directed by IDI may include, but not be limited to: analysis of the perceived Products-related needs of Prospect; analysis and communications regarding the most prudent means of pursuing a Products-related sale to Prospect; continuing involvement by PocketSpec, if desired by IDI, in the Prospect-related sales process (which might include such things as Products demonstrations, follow-up alls or meetings with Prospect, etc.); such other acts and communication as IDI may direct toward the goal of consummating a Sales Contract with Prospect.

      3. IDI's Obligations.

            a. General Duties. IDI will, in its discretion, provide reasonable commercial and technical assistance to PocketSpec as may be necessary and appropriate to assist PocketSpec in effectively carrying out his obligations under this Agreement. IDI will, from time to time, subject to availability, and in IDI's sole discretion, provide to PocketSpec promotional materials, technical manuals, sales aides, and other such materials.

            b. Compensation Of PocketSpec For Successful Referral. If and only if, within two (2) months of PocketSpec's submission of the initial Prospect Identification Form in relation to a given Prospect, IDI and PocketSpec execute a Sales Contract for a SalonTouch and/or Peripheral System, then IDI shall pay the retail price, rather than the otherwise applicable price (i.e., the wholesale price), for the BronzCheck Integrated Peripheral System. Notwithstanding any other provisions herein, should IDI determine in its actual and reasonable judgment that the purchase of SalonTouch and/or SunTouch Plus by a Prospect did not result in substantial part from PocketSpec's lead and efforts hereunder (e.g., if the Prospect's procurement decision arose directly and independently from the lead/contact provided by PocketSpec, if PocketSpec's efforts had no discernable positive effect upon the ultimate decision of Prospect to make the purchase, if PocketSpec failed to provide requested assistance in relation to Prospect, thereby breaching this Agreement; etc.), then no increase in the price to IDI for the BronzCheck Integrated Peripheral System shall apply. In no event shall PocketSpec be entitled to receive any Fee on the basis of or in relation to amendments, modifications, or change orders to the base Sales Contract or in relation to any subsequent agreements, contracts, or relationships entered into between or involving IDI and Prospect. This paragraph does not apply to VAR sales, for which no referral fee shall be due to PocketSpec.

III. GENERAL CONDITIONS

A. Term of Agreement. The initial term ("Initial Term") of this Agreement shall expire December 31, 2004. In the event that (the gross (i.e., total) payments by IDI and/or IDI customers to PocketSpec) plus (PocketSpec's additional gross (i.e., total) receipts from the sale of Stand-Alone BronzCheck Systems) plus (any other payments of any sort to PocketSpec by a VAR) equals or exceeds $360,000.00, IDI may, at its sole option, upon written notice to PocketSpec at any time prior to January 31, 2005, extend the term of this Agreement through December 31, 2005 (the "Initial Extension"). After any Initial Extension that occurs, IDI may continue to extend the term of this Agreement in one year increments ("Subsequent Extensions"), if and only if the gross payments made by IDI and/or its customers to PocketSpec pursuant to this Agreement during the subject calendar year exceeded the gross payments made during the immediately-proceeding calendar year by at least ten percent (10%). IDI shall give notice of a Subsequent Extension not later than January 31 of the newly-extended year. Notwithstanding the expiration of any term of this Agreement, IDI shall be free to continue to sell and distribute BronzCheck Integrated Peripheral Systems on such terms as IDI, in its sole discretion, may set as though this Agreement were still in effect. In such case, however, PocketSpec may, in its sole discretion, require IDI and its customers to pay full retail price for the BronzCheck hardware/device.

B. Assignment. This Agreement shall be binding upon the parties and any permitted successors or assigns. No other entity shall be entitled to rely upon or to receive benefits from this Agreement. Neither party shall sell, transfer, assign, encumber, or otherwise dispose of any of its rights, privileges, duties, or obligations hereunder without the other's written consent..

C. Confidentiality. Each Recipient acknowledges that the loss of competitive advantage due to unauthorized disclosure or unauthorized use of Discloser's Proprietary Information, including without limitation any non-public information relating to the Application or the related services to be provided hereunder, will cause great injury and harm to Discloser. Therefore, Recipient agrees that it shall take all appropriate action to ensure the confidentiality and security of such Proprietary Information, and in no event shall employ less than the same standard of care Recipient uses to protect its own Proprietary Information of like kind and value. The restrictions set forth above shall continue for: (a) Trade Secrets, for as long as such Information continues to be a Trade Secret under applicable law, and (b) all other Confidential Information, for a period of five (5) years from termination of this Agreement.

D. Use Of Other Party's Marks. Each party hereby grants to the other party a limited, nonexclusive right to use the granting party's marks in the advertising and promotion of the sale of PocketSpec and IDI products, subject to the grating party's express prior written consent, which the grantee shall obtain prior to each such use. In any event, each grantee will not use the granting party's Marks in the grantee's corporate title, "dba," or name, or in any other way that might result in confusion as to the separate and distinct identities of IDI and PocketSpec. Each grantee recognizes and acknowledges the grating party's ownership and title to its own Marks and the goodwill related thereto and agrees that any goodwill which accrues because of the grantee's use of such marks shall become the property of the granting party. Each grantee further agrees not to contest or take any action in opposition to any Mark of the granting party or to use, employ or attempt to register any mark or trade name which is similar to any mark or name of the granting party.

E. Indemnification. PocketSpec will defend, indemnify, and hold harmless IDI against any third-party claim that: (1) IDI's use of any BronzCheck-related device, technology, code, or application infringes a United States copyright or patent, or (2) the use by any third-party of a BronzCheck-related device, technology, code, or application resulted in personal injury or economic harm, provided that IDI notifies PocketSpec in writing within ten (10) days of the third-party's assertion of the claim. IDI shall provide PocketSpec with the assistance, information, and authority necessary to perform the above duties. The reasonable out-of-pocket expenses incurred by IDI in providing such assistance will be reimbursed by PocketSpec.

F. Ownership Of Code Written By IDI. Notwithstanding any other term herein and notwithstanding the derivative nature of any Invention, application, software, or other code written, devised, or otherwise prepared by IDI pursuant to this Agreement (including, but not limited to, the BronzCheck Integrated Peripheral System software, the SolarTech Tower Integrated Peripheral System software, and/or the rewrite of the BronzCheck Stand-Alone System software, which Inventions, applications, software, and code are collectively referred to hereinafter in this paragraph as the "IDI Work Product"), any and all IDI Work Product is, and shall at all times remain, the sole property of IDI. PocketSpec hereby irrevocably assigns to IDI all of its rights in and claims against the IDI Work Product. PocketSpec's rights to and license in the Work Product as may be otherwise specified elsewhere in this Agreement shall expire upon termination of this Agreement.

G. Consent. Wherever approval, agreement, or other consent is required, such consent shall not be unreasonably withheld or delayed.

H. Force Majeure. If the performance of any part of this Agreement by either party is prevented, hindered, delayed or otherwise made impracticable by reason of any flood, riot, fire, judicial or governmental action, labor disputes, act of God or any other such cause beyond the control of either party, that party shall be excused from such to the extent that it is prevented, hindered or delayed by such causes.

I. Governing Law And Forum. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Georgia, USA, without regard to its principles governing conflict of laws. Any action at law, suit in equity, or other judicial proceeding relating to or touching upon in any way this Agreement or the subject-matter hereof, shall be brought, if at all, only in the United States District Court for the Northern District of Georgia or, if that Court lacks subject matter jurisdiction, the Superior Court of Fulton County, Georgia. All parties assent to personal jurisdiction in Georgia and waive and release now and forever all related defenses.

J. Headings. Section and paragraph headings are for convenience only and do not define or limit the scope of any provision of this Agreement.

K. Independent Contractors. Nothing in this Agreement shall make either party the agent of the other for any purpose. Neither party shall bind or attempt to bind the other to any agreement or the performance of any obligation, nor represent that it has any right to enter into any undertaking on behalf of the other. The relationship of the parties shall be of independent contractors.

L. Notices. Any notice provided pursuant to this Agreement, if specified to be in writing, shall be in writing and shall be deemed given: (i) if by hand delivery, upon receipt thereof, (ii) if mailed, on the actual date of delivery as evidenced by a "certified mail, return receipt requested" card; (iii) if by facsimile transmission, upon the first business day following electronic confirmation thereof, or
(iv) if by next day delivery service, upon such delivery.
All notices shall be addressed as is set forth in the signature block hereto, or to such other address as either party may in the future specify in writing.

M. Severability. If any provision herein is declared invalid, the other provisions shall remain in full force and effect, and this Agreement shall be deemed to be amended to replace, to the extent legally possible, the rights and obligations contained in the invalid provision.

N. Waiver. Any failure or delay in exercising, or any single or partial exercise of, any right or remedy by either party hereto shall not be deemed a waiver of any further, prior, or future right or remedy hereunder.

O. Preparation Of Agreement. This Agreement has been negotiated by the combined input of the parties. Should any term or provision be found or alleged to be ambiguous, no construction of that term or provision against any particular party as "draftsman" shall arise or occur.

P. Survival. All provisions relating to confidentiality, proprietary rights, limitation of liability, disclaimer of warranties, indemnification, and payment shall survive
Agreement termination or expiration.

Q. Termination Upon Bankruptcy Or Insolvency. Either party may terminate this Agreement at any time upon thirty (30) days prior written notice due to: (a) termination or cessation of business operations of the other party;
(b) filing of a voluntary or involuntary bankruptcy, receivership, or similar proceeding with respect to the other party; or (c) the other party becomes insolvent or makes an assignment for the benefit of its creditors.

R. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior agree ments and understandings, whether oral or written, relating to the subject matter hereof. No other agreements will be effective to change, modify, or terminate this Agreement in whole or in part unless such agreement is in writing and duly signed by authorized representatives of both parties.

S. Third-Party Software. To the extent that a party provides third-party software as a part of any application, code, or other product it supplies to the other party or the other party's customers hereunder, the providing party warrants that it is fully licensed and authorized to so use and provide the third-party software.

T.  Faxed Signature Pages.  The parties agree that this
Agreement may be executed via facsimile signatures, which, upon transmission to the other party, shall have the same force and effect as an original signatures.

IN WITNESS WHEREOF, IDI AND POCKETSPEC HAVE CAUSED THIS
AGREEMENT TO BE EXECUTED BY THEIR DULY AUTHORIZED
REPRESENTATIVES.

POCKETSPEC TECHNOLOGIES, INC.




BY: F. JEFFREY KRUPKA, ITS MANAGING DIRECTOR

Date: August 5, 2003

3225 East 2nd Avenue
Denver, Colorado 80206
Telephone:  (303) 393.8020
Facsimile:  (303) 393.1700
Email:  jkrupka@pocketspec.com


INTERACTIVE DESIGNS, INC.




BY: MICHAEL YOUNG, ITS PRESIDENT

Date: August 5, 2003

4625 Alexander Drive, Suite 200
Alpharetta, Georgia 30022
Telephone:  (800) 893.4887
Facsimile:  (770) 619.7009
Email:  myoung@idi-usa.com


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